UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2013

AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1 -7685	95-1492269
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 North Orange Grove Boulevard Pasadena, California	91103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (626) 304-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01                                           Entry into a Material Definitive Agreement.

On January 29, 2013, Avery Dennison Corporation, a Delaware corporation (the “Company”), and certain of its wholly-owned subsidiaries (collectively with the Company, “Sellers”) entered into a Purchase Agreement, dated as of January 29, 2013 (the “Purchase Agreement”), with CCL Industries Inc., a corporation organized under the laws of Canada (“CCL”), and certain of its subsidiaries (collectively with CCL, “Buyers”), pursuant to which, upon the terms and subject to the conditions set forth in the Purchase Agreement, Buyers agreed to purchase from Sellers all of the capital stock of certain wholly-owned subsidiaries of the Company as well as certain assets of Sellers, and assume certain liabilities of Sellers which, collectively, constitute the Company’s Office and Consumer Products business (the “OCP Business”) and Designed and Engineered Solutions business (the “DES Business” and collectively with the OCP Business, the “Businesses”) for a total purchase price of $500 million in cash, subject to certain post-closing adjustments (the “Transaction”).

The Transaction is subject to the satisfaction or waiver of customary closing conditions, including, without limitation, the receipt of all necessary governmental approvals and authorizations.

The Purchase Agreement contains customary representations, warranties and covenants, including covenants relating to Sellers’ conduct of the Businesses between the date of the signing of the Purchase Agreement and the closing of the Transaction. Under the Purchase Agreement, Sellers agreed to indemnify Buyers for certain liabilities of the Businesses as well as breaches of representations, warranties and covenants.

In connection with the consummation of the Transaction, the parties agreed to enter into additional agreements at closing, including:

•                                          a Transition Services Agreement, which primarily sets forth the Company’s provision of certain administrative and support services for the Businesses after the consummation of the Transaction;

•                                          a Supply Agreement, which sets forth the ongoing purchase and sale of certain pressure-sensitive label stock, adhesive and other base material products by CCL from the Company after the consummation of the Transaction;

•                                          a Trademark Coexistence Agreement, which sets forth the ongoing ownership and use of certain names and marks (including the “Avery” and “Avery Dennison” names and marks) and certain related logos by the Company and CCL after the consummation of the Transaction; and

•                                          a Cross-License Agreement, which sets forth the cross-licensing of certain patents and know how between the Company and Buyers that will be used for the continued operation of the Businesses by Buyers and for the continued operation of the Company’s retained business after the consummation of the Transaction.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement itself, which is filed as Exhibit 2.1 to this report and incorporated herein by reference.

The Purchase Agreement and the above description of the Purchase Agreement have been included to provide investors and security holders with information regarding the terms of the Purchase Agreement. They are not intended to provide any other factual information about the Company, CCL, their respective subsidiaries and affiliates, or the Businesses. The Purchase Agreement contains representations and warranties of Sellers solely for the benefit of Buyers. The assertions embodied in those representations and warranties are qualified by information in a confidential disclosure letter that Sellers have delivered to Buyers in connection with signing the Purchase Agreement as of a specific date. The disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties of Sellers set forth in the Purchase Agreement. Therefore, investors and security holders should not treat them as categorical statements of fact. Moreover, these representations and warranties may apply standards of materiality in a way that is different from what may be material to investors and were made only as of the date of the Purchase Agreement or such other date or dates as may be specified in the Purchase Agreement and are subject to more recent developments. Accordingly, investors and security holders should read the representations and warranties made by the Company and the other Sellers in the Purchase Agreement not in isolation but only in conjunction with the other information about the Company and its subsidiaries that the Company includes in the reports it files with the Securities and Exchange Commission.

Section 8—Other Events

Item 8.01                                           Other Events.

On January 30, 2013, the Company issued a press release announcing the execution of the Purchase Agreement.  A copy of the press release is included as Exhibit 99.1 to this report, and incorporated herein by reference.  The press release is also available on the Company’s website at www.investors.averydennison.com.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title
2.1

Purchase Agreement, dated as of January 29, 2013, by and among CCL Industries Inc. (“CCL”), a corporation organized under the laws of Canada, those subsidiaries of CCL to be designated pursuant to Section 5.8 thereof, Avery Dennison Corporation, a Delaware corporation (the “Company”), and those subsidiaries of the Company listed on Annex A thereof.

99.1	Press Release of Avery Dennison Corporation, dated January 30, 2013.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

Certain statements contained in this report on Form 8-K and in Exhibit 99.1 are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995.  These forward-looking statements and financial or other business targets are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but not limited to risks and uncertainties relating to the following: (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement and the related agreements; (2) the outcome of any legal proceedings that may be instituted against the Company and others following the announcement of the Purchase Agreement; (3) the inability to complete the Transaction due to the failure to satisfy conditions to the Transaction; and (4) risks that the proposed Transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Transaction.

For a more detailed discussion of these and other factors, see Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Results of Operations and Financial Condition” in the Company’s most recent Form 10-K, filed on February 27, 2012, and subsequent quarterly reports on Form 10-Q. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K, and the Company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

The financial information presented in the press release and supplemental presentation materials attached as exhibits to this Form 8-K is preliminary and unaudited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: January 30, 2013
	By:	/s/ Mitchell R. Butier
Mitchell R. Butier
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

2.1

Purchase Agreement, dated as of January 29, 2013, by and among CCL Industries Inc. (“CCL”), a corporation organized under the laws of Canada, those subsidiaries of CCL to be designated pursuant to Section 5.8 thereof, Avery Dennison Corporation, a Delaware corporation (the “Company”), and those subsidiaries of the Company listed on Annex A thereof.

99.1	Press Release of Avery Dennison Corporation, January 30, 2013.